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                                  BERGER FUNDS

                         SUPPLEMENT DATED MARCH 12, 2003


The previously announced shareholder meetings of the Berger Funds occurred on March 7, 2003. At the meetings, shareholders approved the following fund proposals:

         Berger Balanced Fund
         Berger Mid Cap Growth Fund
         Berger Small Company Growth Fund
         Berger Information Technology Fund
         Berger International Fund
         Berger Small Cap Value Fund
         Berger Mid Cap Value Fund
         Berger Small Cap Value Fund II

The shareholder meetings for the following Funds were adjourned until March 28, 2003, in order to permit further solicitation of proxies.

         Berger Growth Fund
         Berger Large Cap Growth Fund

It is anticipated that the mergers and other proposals will take effect sometime in April 2003.

Until such time as all of these proposed reorganizations and related matters are approved by shareholders and effected, you may continue to direct inquiries to the Berger Funds at 1-800-551-5849.